STATEMENT OF INVESTMENTS
BNY Mellon Global Dynamic Bond Income Fund

January 31, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.0%
Australia - 3.6%
Australia, Sr. Unscd. Bonds, Ser. 156	AUD	2.75	5/21/2041	5,710,000		3,035,291
Queensland Treasury Corp., Govt. Gtd. Notes	AUD	5.25	7/21/2036	1,900,000	[b]	1,302,380
					4,337,671
Austria - .3%
ams-OSRAM AG, Sr. Unscd. Notes	EUR	10.50	3/30/2029	298,000		348,880
Azerbaijan - .7%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	843,000		821,225
Benin - .3%
Benin, Sr. Unscd. Notes	EUR	4.88	1/19/2032	440,000		387,820
Bermuda - .4%
Hiscox Ltd., Sr. Unscd. Notes	GBP	6.00	9/22/2027	375,000		484,280
Brazil - 2.8%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	0.00	7/1/2027	23,000,000	[c]	3,355,865
British Virgin - .0%
Greenland Global Investment Ltd., Gtd. Notes		7.13	4/22/2029	373,861	[d]	54,677
Canada - 2.8%
Bank of Montreal, Covered Bonds		3.75	7/25/2025	610,000	[b]	600,912
Canada, Bonds	CAD	4.00	12/1/2031	2,538,853	[e]	2,224,076
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	0.95	6/15/2025	875,000	[b]	621,172
					3,446,160
Cayman Islands - .0%
KWG Group Holdings Ltd., Sr. Scd. Bonds		7.88	8/30/2024	260,000	[f]	22,880
Shimao Group Holdings Ltd., Sr. Scd. Bonds		4.75	7/3/2022	465,000	[f]	18,019
					40,899
Chile - .1%
VTR Comunicaciones SpA, Sr. Scd. Notes		4.38	4/15/2029	233,000	[b]	135,286
Colombia - 2.7%
Colombia, Bonds	COP	7.00	6/30/2032	11,199,600,000		2,485,082
Colombia, Sr. Unscd. Notes		7.50	2/2/2034	800,000		820,191
					3,305,273
Denmark - .7%
Orsted AS, Gtd. Notes	EUR	3.25	9/13/2031	779,000		833,584

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.0% (continued)
Egypt - .3%
Egypt, Sr. Unscd. Notes		7.50	1/31/2027	490,000		404,030
France - 2.7%
Altice France SA, Sr. Scd. Notes	EUR	3.38	1/15/2028	273,000		229,286
BNP Paribas SA, Jr. Sub. Notes		7.38	8/19/2025	920,000	[g]	922,880
Cerba Healthcare Saca, Sr. Scd. Bonds	EUR	3.50	5/31/2028	186,000		176,889
Cie de Saint-Gobain SA, Sr. Unscd. Notes	EUR	1.63	8/10/2025	600,000		631,836
Electricite de France SA, Sr. Unscd. Notes	EUR	3.75	6/5/2027	200,000		219,348
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	213,000		231,598
Loxam SAS, Sr. Scd. Notes	EUR	6.38	5/15/2028	110,000		123,223
Societe Generale SA, Jr. Sub. Notes		10.00	11/14/2028	600,000	[b,g]	641,638
Teleperformance SE, Sr. Unscd. Notes	EUR	5.25	11/22/2028	100,000		114,401
					3,291,099
Germany - 2.4%
Deutsche Bundesrepublik, Bonds	EUR	0.10	4/15/2026	2,284,930	[e]	2,434,445
Infineon Technologies AG, Jr. Sub. Bonds	EUR	3.63	4/1/2028	200,000	[g]	208,244
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	233,000		245,886
					2,888,575
Guatemala - .8%
Guatemala, Sr. Unscd. Notes		4.50	5/3/2026	950,000		924,655
Hungary - .3%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	290,000		300,295
Indonesia - 4.2%
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	50,184,000,000		3,189,133
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	29,285,000,000		1,831,296
					5,020,429
Ireland - 1.6%
AIB Group PLC, Sr. Unscd. Notes	EUR	4.63	7/23/2029	908,000		1,013,523
Bank of Ireland Group PLC, Jr. Sub. Notes	EUR	7.50	11/19/2025	480,000	[g]	524,244
Virgin Media Vendor Financing Notes III DAC, Sr. Scd. Bonds	GBP	4.88	7/15/2028	300,000		348,197
					1,885,964
Italy - 1.7%
Cedacri Mergeco SpA, Sr. Scd. Notes, (3 Month EURIBOR +4.63%)	EUR	8.63	5/15/2028	204,000	[h]	218,269
FIS Fabbrica Italiana Sintetici SpA, Sr. Scd. Bonds	EUR	5.63	8/1/2027	170,000		177,069
Intesa Sanpaolo SpA, Sr. Notes	GBP	6.63	5/31/2033	480,000		643,644
Intesa Sanpaolo SpA, Sr. Notes		7.20	11/28/2033	450,000		480,193

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.0% (continued)
Italy - 1.7% (continued)
UniCredit SpA, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[g]	560,369
					2,079,544
Ivory Coast - .6%
Ivory Coast, Sr. Unscd. Bonds		8.25	1/30/2037	665,000		664,003
Japan - 5.6%
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	587,550,000		3,048,201
Japan (40 Year Issue), Bonds, Ser. 9	JPY	0.40	3/20/2056	827,600,000		3,709,389
					6,757,590
Luxembourg - 1.1%
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes	EUR	5.25	10/15/2026	209,000		224,014
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	140,000		80,617
AnaCap Financial Europe SA, Sr. Scd. Notes, (3 Month EURIBOR +5.00%)	EUR	8.90	8/1/2024	200,000	[h]	140,328
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund, Sr. Unscd. Notes	EUR	0.50	1/27/2028	864,000		809,193
Dana Financing Luxembourg Sarl, Gtd. Notes	EUR	3.00	7/15/2029	130,000		124,457
					1,378,609
Malaysia - 1.5%
Malaysia, Bonds, Ser. 310	MYR	4.50	4/15/2030	3,820,000		841,848
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	4,490,000		946,967
					1,788,815
Mexico - 2.7%
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	52,100,000		2,654,568
Sigma Alimentos SA de CV, Gtd. Bonds	EUR	2.63	2/7/2024	536,000		579,132
					3,233,700
Morocco - .7%
Morocco, Sr. Unscd. Notes		6.50	9/8/2033	796,000		824,083
Namibia - .3%
Namibia, Sr. Unscd. Notes		5.25	10/29/2025	410,000		405,338
Netherlands - 1.8%
Enel Finance International NV, Gtd. Notes	EUR	3.38	7/23/2028	760,000		826,979
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	830,000	[g]	829,680
Telefonica Europe BV, Gtd. Notes	EUR	4.38	3/14/2025	100,000	[g]	107,751
United Group BV, Sr. Scd. Bonds	EUR	6.75	2/15/2031	100,000		107,913
United Group BV, Sr. Scd. Bonds, (3 Month EURIBOR +4.25%)	EUR	8.13	2/15/2031	280,000	[h]	302,675
					2,174,998

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.0% (continued)
New Zealand - 3.7%
New Zealand, Bonds, Ser. 0940	NZD	2.54	9/20/2040	1,010,000		734,668
New Zealand, Bonds, Ser. 930	NZD	3.00	9/20/2030	980,000	[e]	803,469
New Zealand, Govt. Gtd. Bonds	NZD	3.50	4/14/2033	1,240,000		663,927
New Zealand, Unscd Bonds, Ser. 437	NZD	2.75	4/15/2037	1,420,000		699,236
New Zealand, Unscd Bonds, Ser. 541	NZD	1.75	5/15/2041	3,260,000		1,274,992
New Zealand, Unscd Bonds, Ser. 551	NZD	2.75	5/15/2051	830,000		347,316
					4,523,608
Norway - 1.8%
Norway, Sr. Unscd. Bonds, Ser. 477	NOK	1.75	3/13/2025	14,130,000	[b]	1,310,322
Norway, Sr. Unscd. Notes, Ser. 482	NOK	1.38	8/19/2030	9,810,000	[b]	821,335
					2,131,657
Oman - .7%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	844,000		837,628
Peru - .7%
Peru, Sr. Unscd. Bonds	PEN	6.15	8/12/2032	3,114,000		806,057
Romania - .7%
Romania, Sr. Unscd. Notes		6.00	5/25/2034	860,000		861,907
Singapore - .3%
Singapore Airlines Ltd., Sr. Unscd. Notes		3.00	7/20/2026	328,000		311,389
South Korea - .8%
SK Hynix, Inc., Sr. Unscd. Notes		5.50	1/16/2029	1,010,000		1,021,434
Spain - 1.2%
Banco Santander SA, Sr. Notes	GBP	5.38	1/17/2031	500,000		639,530
Spain, Sr. Unscd. Bonds	EUR	1.90	10/31/2052	1,130,000	[b]	819,634
					1,459,164
Supranational - 3.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Unscd. Notes	EUR	3.00	9/1/2029	280,000		237,800
Asian Development Bank, Sr. Unscd. Notes		4.00	1/12/2033	1,520,000		1,508,178
European Union, Sr. Unscd. Notes, Ser. NGEU	EUR	0.45	7/4/2041	1,880,000		1,306,068
International Finance Corp., Sr. Unscd. Notes	INR	6.30	11/25/2024	142,750,000		1,709,828
					4,761,874
Sweden - .6%
Autoliv, Inc., Sr. Unscd. Notes	EUR	3.63	8/7/2029	166,000		179,134
Heimstaden Bostad AB, Jr. Sub. Bonds	EUR	2.63	5/1/2027	230,000	[g]	126,694
Samhallsbyggnadsbolaget i Norden AB, Jr. Sub. Notes	EUR	2.63	3/14/2026	455,000	[g]	95,295
Verisure Holding AB, Sr. Scd. Bonds	EUR	3.25	2/15/2027	324,000		337,428
					738,551

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.0% (continued)
Switzerland - .5%
UBS Group AG, Jr. Sub. Notes		9.25	11/13/2028	590,000	[g]	632,613
Tajikistan - .4%
Tajikistan, Sr. Unscd. Notes		7.13	9/14/2027	575,000		517,500
Tunisia - .3%
Tunisian, Sr. Unscd. Notes		5.75	1/30/2025	460,000		393,293
United Arab Emirates - .8%
MDGH GMTN RSC Ltd., Gtd. Notes		5.50	4/28/2033	918,000		953,050
United Kingdom - 10.3%
AGPS Bondco PLC, Gtd. Notes	EUR	5.00	4/27/2027	200,000		86,044
Barclays PLC, Jr. Sub. Notes	GBP	9.25	3/15/2029	470,000	[g]	597,209
Coventry Building Society, Jr. Sub. Bonds	GBP	6.88	9/18/2024	450,000	[g]	562,579
Deuce Finco PLC, Sr. Scd. Bonds	GBP	5.50	6/15/2027	306,000		366,766
Direct Line Insurance Group PLC, Jr. Sub. Bonds	GBP	4.75	12/7/2027	260,000	[g]	262,170
Heathrow Finance PLC, Sr. Scd. Notes	GBP	5.75	3/3/2025	136,000		172,360
Iceland Bondco PLC, Sr. Scd. Bonds	GBP	10.88	12/15/2027	190,000		258,352
International Finance Facility for Immunisation Co., Sr. Unscd. Notes		1.00	4/21/2026	989,000		918,525
Investec PLC, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	[g,i]	468,450
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000		203,961
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	5.25	1/15/2027	165,000		196,035
Lloyds Banking Group PLC, Jr. Sub. Notes	GBP	5.13	12/27/2024	560,000	[g]	685,674
Mobico Group PLC, Gtd. Notes	GBP	2.38	11/20/2028	774,000		854,857
Mobico Group PLC, Sub. Notes	GBP	4.25	11/26/2025	260,000	[g]	302,600
Motability Operations Group PLC, Sr. Unscd. Notes	GBP	5.63	1/24/2054	279,000		370,013
Ocado Group PLC, Gtd. Notes	GBP	3.88	10/8/2026	294,000		325,040
Standard Chartered PLC, Sr. Unscd. Notes		6.19	7/6/2027	540,000		549,568
Tesco PLC, Sr. Unscd. Notes, (6 Month UK Retail Price Index FLAT)	GBP	6.62	11/5/2025	160,000	[h]	411,541
Tesco Property Finance 3 PLC, Sr. Scd. Bonds	GBP	5.74	4/13/2040	555,015		707,266
Tritax Big Box REIT PLC, Sr. Unscd. Notes	GBP	1.50	11/27/2033	519,000		470,285
Tritax EuroBox PLC, Gtd. Notes	EUR	0.95	6/2/2026	476,000		473,646
United Kingdom Gilt, Bonds	GBP	4.25	12/7/2049	870,000		1,067,714
United Kingdom Inflation-Linked Gilt, Bonds, Ser. 3MO	GBP	0.13	3/22/2029	1,287,228	[e]	1,630,814
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	230,000		260,151

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.0% (continued)
United Kingdom - 10.3% (continued)
Vodafone Group PLC, Jr. Sub. Notes		3.25	6/4/2081	260,000		242,585
					12,444,205
United States - 18.3%
American Express Co., Sr. Unscd. Notes		2.50	7/30/2024	480,000		473,343
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes		5.38	6/15/2029	130,000	[b]	124,924
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unscd. Notes		5.88	6/30/2029	140,000	[b]	131,983
Ashtead Capital, Inc., Gtd. Notes		5.55	5/30/2033	800,000	[b]	794,041
AT&T, Inc., Sr. Unscd. Notes	GBP	2.90	12/4/2026	780,000		937,312
Ball Corp., Gtd. Notes		2.88	8/15/2030	280,000		238,942
Callon Petroleum Co., Gtd. Notes		8.00	8/1/2028	400,000	[b]	414,002
Chesapeake Energy Corp., Gtd. Notes		6.75	4/15/2029	461,000	[b]	466,698
Civitas Resources, Inc., Gtd. Notes		8.38	7/1/2028	120,000	[b]	126,355
Diamond Sports Group LLC/Diamond Sports Finance Co., Scd. Notes		5.38	8/15/2026	620,000	[b,f]	41,463
Emrld Borrower LP/Emerald Co-Issuer, Inc., Sr. Scd. Notes		6.63	12/15/2030	130,000	[b]	131,472
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	GBP	2.75	6/14/2024	482,000		604,075
Graphic Packaging International LLC, Gtd. Bonds	EUR	2.63	2/1/2029	250,000		250,609
IHG Finance LLC, Gtd. Notes	EUR	4.38	11/28/2029	860,000		967,180
IQVIA, Inc., Gtd. Notes	EUR	2.88	6/15/2028	120,000		123,278
Iron Mountain, Inc., Gtd. Notes		4.50	2/15/2031	140,000	[b]	125,697
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	960,000		923,500
Lowe's Cos., Inc., Sr. Unscd. Notes		3.00	10/15/2050	1,178,000		802,873
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	281,000	[b]	254,664
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	122,000	[b]	113,863
Metropolitan Life Global Funding I, Sr. Scd. Notes, (3 Month SOFR Index +0.91%)		6.27	3/21/2025	373,000	[b,h]	375,470
Netflix, Inc., Sr. Unscd. Notes	EUR	3.63	6/15/2030	762,000		833,888
NVIDIA Corp., Sr. Unscd. Notes		3.50	4/1/2050	1,050,000		854,967
Southwestern Energy Co., Gtd. Notes		4.75	2/1/2032	140,000		129,783
Trimble, Inc., Sr. Unscd. Notes		6.10	3/15/2033	750,000		789,556
U.S. Treasury Floating Rate Notes, (3 Month USBMMY +0.25%)		5.52	1/31/2026	1,810,000	[h]	1,811,156
U.S. Treasury Inflation Indexed Notes		0.13	1/15/2031	5,107,365	[e]	4,604,912

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.0% (continued)
United States - 18.3% (continued)
U.S. Treasury Inflation Indexed Notes		0.13	4/15/2027	2,446,875	[e]	2,314,495
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes		6.25	1/15/2030	360,000	[b]	360,606
Verizon Communications, Inc., Sr. Unscd. Notes, (3 Month SOFR Index +0.79%)		6.15	3/20/2026	274,000	[h,i]	275,336
Warnermedia Holdings, Inc., Gtd. Notes		3.79	3/15/2025	940,000		922,370
Welltower OP LLC, Gtd. Notes	GBP	4.80	11/20/2028	520,000		653,615
Windstream Escrow LLC/Windstream Escrow Finance Corp., Sr. Scd. Notes		7.75	8/15/2028	272,000	[b,i]	238,669
					22,211,097
Uruguay - 1.0%
Uruguay, Sr. Unscd. Notes	UYU	8.25	5/21/2031	51,446,991		1,244,227
Uzbekistan - 1.1%
Uzbekistan, Sr. Unscd. Notes		4.75	2/20/2024	1,280,000		1,279,625
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds		4.80	11/19/2024	213,000		210,870
Total Bonds and Notes (cost $113,036,083)				108,913,096
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Put Options - .1%
U.S Treasury 10 Year March Future, Contracts 42		111.50	2/23/2024	4,683,000		15,750
U.S Treasury 5 Year March Future, Contracts 241		107.50	5/24/2024	25,907,500		141,211
Total Options Purchased (cost $192,721)				156,961
				Shares
Exchange-Traded Funds - 4.6%
United States - 4.6%
iShares JP Morgan USD Emerging Markets Bond Fund ETF				54,000		4,750,920
SPDR Bloomberg Emerging Markets Local Bond ETF				40,232		840,044
Total Exchange-Traded Funds (cost $5,654,350)				5,590,964
	Coupon Rate (%)		Maturity Date
Short-Term Investments - 2.2%
Mexico - 2.2%
Mexico Cetes, Treasury Bills (cost $2,628,441)	MXN	11.51	10/3/2024	4,970,000	[c]	2,684,945

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,855,831)	5.40	1,855,831	[j] 1,855,831

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $836,940)	5.40	836,940	[j] 836,940
Total Investments (cost $124,204,366)		99.1%	120,038,737
Cash and Receivables (Net)		0.9%	1,054,732
Net Assets		100.0%	121,093,469

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

USBMMY—U.S. Treasury Bill Money Market Yield

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities were valued at $9,952,586 or 8.22% of net assets.

c Security is a discount security. Income is recognized through the accretion of discount.

d Payment-in-kind security and interest may be paid in additional par.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing—security in default.

g Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

h Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

i Security, or portion thereof, on loan. At January 31, 2024, the value of the fund’s securities on loan was $804,153 and the value of the collateral was $836,940, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	93	3/15/2024	6,907,587[a]	7,085,251	177,664
U.S. Treasury 2 Year Notes	196	3/28/2024	40,020,354	40,308,625	288,271
U.S. Treasury 5 Year Notes	284	3/28/2024	30,542,400	30,782,939	240,539
Futures Short
Australian 3 Year Bond	43	3/15/2024	2,984,513[a]	3,016,894	(32,381)
Canadian 10 Year Bond	25	3/19/2024	2,208,998[a]	2,262,449	(53,451)
Euro BTP Italian Government Bond	40	3/7/2024	4,984,317[a]	5,143,267	(158,950)
Euro-Bond	73	3/7/2024	10,520,795[a]	10,717,356	(196,561)
Japanese 10 Year Bond	6	3/13/2024	5,913,958[a]	5,962,087	(48,129)
Long Gilt	25	3/26/2024	3,135,440[a]	3,167,300	(31,860)
Long Term French Government Future	49	3/7/2024	6,759,535[a]	6,904,182	(144,647)
U.S. Treasury 10 Year Notes	171	3/19/2024	18,915,125	19,208,110	(292,985)
U.S. Treasury Ultra Long Bond	40	3/19/2024	5,031,683	5,168,750	(137,067)
Gross Unrealized Appreciation				706,474
Gross Unrealized Depreciation				(1,096,031)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
British Pound	74,822	United States Dollar	94,577	2/16/2024	258
New Zealand Dollar	2,203,787	United States Dollar	1,376,786	2/16/2024	(29,684)
Japanese Yen	11,112,268	United States Dollar	75,345	2/16/2024	354
Euro	165,724	United States Dollar	179,403	2/16/2024	(180)
CIBC World Markets Corp.
British Pound	620,000	United States Dollar	757,936	2/16/2024	27,894
United States Dollar	1,554,906	British Pound	1,219,048	2/16/2024	9,802

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp. (continued)
Euro	1,580,872	United States Dollar	1,716,320	2/16/2024	(6,677)
United States Dollar	1,628,208	Euro	1,482,645	2/16/2024	24,793
Japanese Yen	220,595,588	United States Dollar	1,546,314	2/16/2024	(43,566)
United States Dollar	285,804	Japanese Yen	40,492,834	2/16/2024	9,957
New Zealand Dollar	491,514	United States Dollar	300,455	2/16/2024	(9)
United States Dollar	7,181,652	New Zealand Dollar	12,116,066	2/16/2024	(224,495)
Australian Dollar	2,929,987	United States Dollar	1,964,761	2/16/2024	(41,487)
United States Dollar	4,760,408	Australian Dollar	7,344,040	2/16/2024	(60,298)
Mexican Peso	2,107,155	United States Dollar	119,894	2/16/2024	2,191
United States Dollar	2,211,624	Mexican Peso	39,264,955	2/16/2024	(63,320)
Citigroup Global Markets Inc.
Australian Dollar	148,818	United States Dollar	98,279	2/16/2024	(593)
United States Dollar	257,364	Australian Dollar	387,246	2/16/2024	3,172
Japanese Yen	232,437,367	United States Dollar	1,592,969	2/16/2024	(9,552)
New Zealand Dollar	1,577,116	United States Dollar	984,652	2/16/2024	(20,614)
United States Dollar	235,069	New Zealand Dollar	378,506	2/16/2024	3,701
United States Dollar	1,182,439	Euro	1,080,284	2/16/2024	14,159
British Pound	303,513	United States Dollar	384,138	2/16/2024	555
HSBC Securities (USA) Inc.
United States Dollar	182,380	Australian Dollar	277,165	2/16/2024	446
United States Dollar	199,952	British Pound	157,818	2/16/2024	(77)
J.P. Morgan Securities LLC
United States Dollar	289,047	New Zealand Dollar	486,065	2/16/2024	(8,068)
United States Dollar	192,902	Mexican Peso	3,427,177	2/16/2024	(5,663)
Australian Dollar	305,031	United States Dollar	205,122	2/16/2024	(4,897)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC (continued)
United States Dollar	222,128	Australian Dollar	349,311	2/16/2024	(7,163)
United States Dollar	794,382	British Pound	641,367	2/16/2024	(18,530)
United States Dollar	207,999	Euro	193,406	2/16/2024	(1,161)
United States Dollar	1,569,062	Swedish Krona	16,391,088	2/16/2024	(7,058)
United States Dollar	2,640,870	Canadian Dollar	3,518,293	2/16/2024	23,427
RBS Securities, Inc.
Euro	1,337,883	United States Dollar	1,451,654	2/16/2024	(4,793)
United States Dollar	656,097	Euro	600,352	2/16/2024	6,843
United States Dollar	167,325	Japanese Yen	24,223,234	2/16/2024	2,311
United States Dollar	1,581,152	Swedish Krona	17,250,886	2/16/2024	(77,644)
Australian Dollar	203,722	United States Dollar	135,865	2/16/2024	(2,139)
United States Dollar	58,375	Australian Dollar	85,827	2/16/2024	2,038
New Zealand Dollar	1,726,658	United States Dollar	1,056,017	2/16/2024	(569)
British Pound	537,974	United States Dollar	685,617	2/16/2024	(3,753)
United States Dollar	137,273	British Pound	109,558	2/16/2024	(1,588)
United States Dollar	2,004,416	Norwegian Krone	22,380,396	2/16/2024	(124,437)
State Street Bank and Trust Company
Australian Dollar	3,025,967	United States Dollar	1,998,420	2/16/2024	(12,143)
United States Dollar	246,235	Australian Dollar	361,895	2/16/2024	8,683
Colombian Peso	6,177,221,627	United States Dollar	1,537,796	2/16/2024	43,598
United States Dollar	3,982,706	Colombian Peso	16,148,458,073	2/16/2024	(151,366)
United States Dollar	2,788,241	Canadian Dollar	3,837,438	2/16/2024	(66,631)
Indian Rupee	138,236,206	United States Dollar	1,663,842	2/16/2024	(218)
United States Dollar	1,743,332	Indian Rupee	145,608,289	2/16/2024	(9,013)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company (continued)
Japanese Yen	406,639,087	United States Dollar	2,779,448	2/16/2024	(9,329)
United States Dollar	10,476,091	Japanese Yen	1,518,581,092	2/16/2024	131,168
United States Dollar	5,131,739	Indonesian Rupiah	80,312,860,595	2/16/2024	43,820
United States Dollar	6,119,275	New Zealand Dollar	9,757,361	2/16/2024	154,925
British Pound	5,066,050	United States Dollar	6,421,599	2/16/2024	(548)
United States Dollar	2,305,699	British Pound	1,825,188	2/16/2024	(7,666)
United States Dollar	1,800,001	Malaysian Ringgit	8,357,940	2/16/2024	31,046
Euro	1,774,887	United States Dollar	1,950,367	2/16/2024	(30,906)
United States Dollar	25,404,105	Euro	23,625,505	2/16/2024	(145,834)
South Korean Won	2,172,869,541	United States Dollar	1,688,846	2/16/2024	(59,086)
United States Dollar	1,653,594	South Korean Won	2,175,136,723	2/16/2024	22,133
Peruvian Nuevo Sol	3,890,561	United States Dollar	1,040,931	2/16/2024	(18,867)
United States Dollar	1,846,079	Peruvian Nuevo Sol	7,037,621	2/16/2024	(2,729)
Mexican Peso	43,856,798	United States Dollar	2,543,795	2/16/2024	(2,807)
United States Dollar	3,336,578	Mexican Peso	57,500,581	2/16/2024	5,093
United States Dollar	2,520,728	Swiss Franc	2,177,777	2/16/2024	(7,475)
UBS Securities LLC
Japanese Yen	31,028,274	United States Dollar	210,499	2/16/2024	873
Mexican Peso	4,120,361	United States Dollar	234,787	2/16/2024	3,940
Swedish Krona	16,330,786	United States Dollar	1,605,118	2/16/2024	(34,796)
Canadian Dollar	106,312	United States Dollar	79,006	2/16/2024	85
United States Dollar	20,590,059	British Pound	16,790,475	2/16/2024	(691,313)
Euro	431,724	United States Dollar	471,768	2/16/2024	(4,878)
United States Dollar	357,445	Euro	328,233	2/16/2024	2,476

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC (continued)
Australian Dollar	250,566	United States Dollar	164,780	2/16/2024	(306)
Gross Unrealized Appreciation					579,741
Gross Unrealized Depreciation					(2,023,926)

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:[1]
Markit CDX North America High Yield Index Series 41, Paid 3 Month Fixed Rate of 5.00%	12/20/2028	2,271,256	(139,634)	(135,545)	(4,089)
Gross Unrealized Depreciation				(4,089)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Global Dynamic Bond Income Fund

January 31, 2024 (Unaudited)

The following is a summary of the inputs used as of January 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	45,620,873	-	45,620,873
Exchange-Traded Funds	5,590,964	-	-	5,590,964
Foreign Governmental	-	57,246,605	-	57,246,605
Investment Companies	2,692,771	-	-	2,692,771
U.S. Treasury Securities	-	8,730,563	-	8,730,563
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	579,741	-	579,741
Futures††	706,474	-	-	706,474
Options Purchased	156,961	-	-	156,961
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(2,023,926)	-	(2,023,926)
Futures††	(1,096,031)	-	-	(1,096,031)
Swap Agreements††	-	(4,089)	-	(4,089)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market risk interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation  or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At January 31, 2024, accumulated net unrealized depreciation on investments was $6,003,460, consisting of $3,001,942 gross unrealized appreciation and $9,005,402 gross unrealized depreciation.

At January 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.